Exhibit 10.3

                                                              EXECUTION VERSION

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is dated as of June 15, 2006 (the "Amendment Closing Date") and is between GOOBER DRILLING LLC, a Delaware limited liability company (hereinafter referred to as "Borrower"), the Subsidiaries, if any, of Borrower from time to time signatory hereto (each a "Guarantor" and, collectively, "Guarantors"), and LEUCADIA NATIONAL CORPORATION, a New York corporation (hereinafter referred to as "Lender").

                                    RECITALS

         A. In order to (i) fund new Rig equipment purchases and construction costs and (ii) repay the Bridge Loan and other Existing Debt, Borrower and Lender entered into that certain Loan Agreement, dated as of April 6, 2006 (as further amended, restated, modified or supplemented from time to time, the "Loan Agreement").

         B. Pursuant to the Loan Agreement, Lender made available to Borrower a secured credit facility consisting of up to $80,000,000 of multiple advance term loans (the "Loan Facility").

         C. Borrower desires to fund additional new Rig equipment purchases and construction costs.

         D. Borrower has requested that Lender increase the Loan Facility by $46,000,000, such that the aggregate Loan Facility consists of up to $126,000,000 of multiple advance term loans, the proceeds of which have been and will be used to finance the items described in clauses A. and C. above and for other purposes permitted under, and otherwise in accordance with and subject to the terms of, the Loan Agreement.

         E. Borrower has requested that Lender amend certain provisions of the Loan Agreement to accommodate the above mentioned increase in the Loan Facility.

         F. Borrower and Lender desire to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

         2.01 AMENDMENT OF REFERENCE TO EXHIBIT A. Effective as of the Amendment Closing Date, the reference to Exhibit A included in the Loan Agreement Table of Contents is hereby amended and restated in its entirety to read as follows:

         "A       $126,000,000 Amended and Restated Promissory Note."

         2.02 AMENDMENT TO SECTION 2.1. Effective as of the Amendment Closing Date, Section 2.1 is hereby amended and restated in its entirety to read as follows:

                  "2.1 LOAN. Subject to the terms and conditions of this Agreement, Lender agrees to make one or more term loans (each, a "TERM LOAN") to Borrower on the Closing Date and on any Business Day thereafter prior to June 30, 2007 in an aggregate principal amount not to exceed $126,000,000 (the Term Loans being collectively referred to herein as the "LOAN"). The Loan shall be evidenced by a Promissory Note in the principal amount of up to One Hundred Twenty Six Million and No/100 Dollars ($126,000,000), substantially in the form of Exhibit "A" attached hereto and incorporated herein by reference (hereinafter referred to as the "PROMISSORY NOTE" or the "NOTE"). The Loan shall be repayable on the Maturity Date and at the dates and in the amounts set forth below:

                             DATE                            AMOUNT

                         June 30, 2007                     $6,000,000

                      September 30, 2007                   $6,000,000

                       December 31, 2007                   $6,000,000

                        March 31, 2008                     $6,000,000

                         June 30, 2008                     $6,000,000

                      September 30, 2008                   $6,000,000

                       December 31, 2008                   $6,000,000

                         April 6, 2009             The remaining outstanding
                                                 principal balance of the Loan

                  Amounts repaid, or prepaid in accordance with this Section 2.1 and Section 2.3 hereof, on account of the Loan may not be reborrowed."

         2.03 AMENDMENT TO SECTION 2.3.4. Effective as of the Amendment Closing Date, Section 2.3.4 is hereby amended and restated in its entirety to read as follows:

                  "2.3.4 EXCESS CASH FLOW. Beginning with the fourth (4th) fiscal quarter of 2006 and continuing for each fiscal quarter thereafter, Borrower shall pay or cause to be paid to Lender, within thirty (30) days after the end of each such fiscal quarter, an amount equal to 100% of the Excess Cash Flow for such fiscal quarter; provided, however, that (i) the Excess Cash Flow payment for the fourth (4th) fiscal quarter of 2006 shall be an amount equal to the total Excess Cash Flow for the fiscal year ending December 31, 2006 less the Rig Construction Reserve Amount and (ii) the Excess Cash Flow payment for the fiscal quarter in which Borrower realizes the Debt Goal and, to the extent applicable, the immediately following fiscal quarter, shall be reduced on a dollar for dollar basis by the amount, if any, of the Special Distribution to be paid with the Monthly Excess Cash Flow attributable to the relevant month of such fiscal quarter (it being understood that if the Special Distribution is not made as provided in Section 6.3.8, then Borrower shall, on the day immediately following the date on which the Excess Cash Flow payment for the Designated Quarter was otherwise required to be paid under this Section
                  2.3.4 (assuming for this purpose that the Borrower had Excess Cash Flow for the Designated Quarter), pay to Lender an amount equal to the sum of all amounts previously deducted from Excess Cash Flow in accordance with this clause (ii) (i.e.., such payment will be made on the 31st day following the end of the Designated Quarter))."

         2.04 AMENDMENT TO SECTION 5.2.2. Effective as of the Amendment Closing Date, Section 5.2.2 is hereby amended and restated in its entirety to read as follows:

                  "5.2.2 ADDITIONAL MATTERS. Lender shall have received such additional documents and information as Lender may reasonably request and, to the extent that any such Subsequent Advance is to be used to (i) fund Capital Expenditures in respect of Rigs 29, 30, 32, 33, 34, 35 and/or 36, Borrower shall deliver to Lender a duly executed copy of the Operator Contract for each such Rig; provided, that each of the Operator Contracts for Rigs 32, 33, 34, 35 and 36 shall have a term of at least 3 years, or (ii) payoff the John Deere Debt, Borrower shall deliver to Lender a payoff letter (including, without limitation, releases of all Collateral securing such John Deere Debt and releases of the Credit Parties and the other persons liable therefor) in respect of the John Deere Debt in form and substance satisfactory to Lender, together with any and all instruments authorized by the holders of the John Deere Debt necessary to give effect to such releases."

         2.05 AMENDMENT TO SECTION 6.2.2. Effective as of the Amendment Closing Date, Section 6.2.2 is hereby amended and restated in its entirety to read as follows:

                  "6.2.2 MONTHLY FINANCIAL STATEMENTS; MONTHLY COMPLIANCE SCHEDULES. Beginning with the first full fiscal month following the Closing Date and continuing for each fiscal month thereafter, Borrower shall, within ten (10) days of the end of each such fiscal month, provide Lender with (a) a monthly reporting package in form and substance acceptable to Lender (the "MONTHLY Report") and (b) Monthly Compliance Schedules; provided, however, Borrower shall only be required to provide Monthly Compliance Schedules to Lender for each such fiscal month through the fiscal month ending June 30, 2007."

         2.06 AMENDMENT TO SECTION 6.3.3. Effective as of the Amendment Closing Date, Section 6.3.3 is hereby amended and restated in its entirety to read as follows:

                  "6.3.3 INDEBTEDNESS. Borrower and each other Credit Party shall not incur additional Indebtedness (except (i) revolving debt incurred under a revolving credit facility (in form and substance reasonably acceptable to Lender) in an aggregate principal amount not to exceed $8,000,000 or additional amounts upon the Lender's prior written approval, (ii) Indebtedness described on Schedule 6.3.3 hereto, (iii) capital lease obligations in an aggregate principal amount not to exceed $1,500,000 and (iv) purchase money Indebtedness in an aggregate principal amount not to exceed $1,500,000) without the prior written consent of Lender."

         2.07 AMENDMENT TO SECTION 6.3.5. Effective as of the Amendment Closing Date, Section 6.3.5 is hereby amended and restated in its entirety to read as follows:

                  "6.3.5 CAPITAL EXPENDITURES. Borrower's Capital Expenditures in respect of the construction and/or acquisition of the Rigs listed on Schedule 6.3.5, which amounts shall be expended on or prior to June 30, 2007, shall not exceed $167,000,000 in the aggregate without the prior written consent of Lender.."

         2.08 AMENDMENT TO SECTION 6.3.6. Effective as of the Amendment Closing Date, Section 6.3.6 is hereby amended and restated in its entirety to read as follows:

                  "6.3.6 MAINTENANCE CAPITAL EXPENDITURES. Borrower shall not incur Capital Expenditures in excess of $3,750,000 in the aggregate per fiscal year for maintenance of Rigs without the prior written consent of Lender."

         2.09 AMENDMENT TO SECTION 6.3.7. Effective as of the Amendment Closing Date, Section 6.3.7 is hereby amended and restated in its entirety to read as follows:

                  "6.3.7 MINIMUM EBITDA. Borrower and its Subsidiaries on a consolidated basis shall have, for each fiscal quarter ending on the date set forth below, EBITDA for the twelve (12) month period then ended of not less than the following (provided, that the minimum EBITDA amount for each of the fiscal quarters ending June 30, 2006, September 30, 2006 and December 31, 2006 shall be a cumulative amount for the period beginning with the fiscal month ending January 31, 2006 and concluding with the fiscal month ending on the stated date):

------------------------------------------------------------ ---------------------------------------------------------
                           DATE                                                   MINIMUM EBITDA
------------------------------------------------------------ ---------------------------------------------------------
                       June 30, 2006                                               $16,500,000
------------------------------------------------------------ ---------------------------------------------------------
                    September 30, 2006                                             $31,500,000
------------------------------------------------------------ ---------------------------------------------------------
                     December 31, 2006                                             $50,000,000
------------------------------------------------------------ ---------------------------------------------------------


                                       4

------------------------------------------------------------ ---------------------------------------------------------
                      March 31, 2007                                               $66,500,000
------------------------------------------------------------ ---------------------------------------------------------
                       June 30, 2007                                               $80,500,000
------------------------------------------------------------ ---------------------------------------------------------
                    September 30, 2007                                             $91,500,000
------------------------------------------------------------ ---------------------------------------------------------
                     December 31, 2007                                             $98,000,000
------------------------------------------------------------ ---------------------------------------------------------
                      March 31, 2008                                               $96,500,000
------------------------------------------------------------ ---------------------------------------------------------
                       June 30, 2008                                               $92,000,000
------------------------------------------------------------ ---------------------------------------------------------
                    September 30, 2008                                             $86,000,000
------------------------------------------------------------ ---------------------------------------------------------
                     December 31, 2008                                             $78,000,000
------------------------------------------------------------ ---------------------------------------------------------
                      March 31, 2009                                               $71,250,000
------------------------------------------------------------ ---------------------------------------------------------
                       June 30, 2009                                               $66,750,000
------------------------------------------------------------ ---------------------------------------------------------
                    September 30, 2009                                             $61,500,000
------------------------------------------------------------ ---------------------------------------------------------
                     December 31, 2009                                             $55,500,000
------------------------------------------------------------ ---------------------------------------------------------
  March 31, 2010 and the last day of each fiscal quarter                           $48,000,000"
                   occurring thereafter
------------------------------------------------------------ ---------------------------------------------------------


         2.10 AMENDMENT TO SECTION 6.3.8. Effective as of the Amendment Closing Date, Section 6.3.8 is hereby amended and restated in its entirety to read as follows:

                  "6.3.8 RESTRICTED PAYMENTS. Borrower and each other Credit Party will not make any Restricted Payments to equity holders or otherwise without the prior written consent of Lender; provided, however, Borrower shall be allowed to make (i) Permitted Tax Distributions and (ii) when Borrower's total outstanding Indebtedness is equal to or less than $40,000,000 (the "DEBT GOAL"), a one-time dividend (the "SPECIAL DISTRIBUTION") of up to the lesser of (x) $15,000,000 and (y) the net amount of Excess Cash Flow generated in the three fiscal months immediately following the Borrower's realization of the Debt Goal, which dividend shall be paid during the period commencing on the first day following the last day of the Fiscal Quarter in which such third fiscal month occurs (such Fiscal Quarter, the "DESIGNATED QUARTER") and ending on or prior to the date which is 30 days after the end of the Designated Quarter; provided further that the Borrower shall also pay any Excess Cash Flow payment in respect of the Designated Quarter on such date (unless Excess Cash Flow for such Designated Quarter is zero, in which case this second proviso shall not apply)."

         2.11 AMENDMENT OF DEFINED TERM "2007 DISTRIBUTION". Effective as of the Amendment Closing Date, the defined term "2007 Distribution" included in Annex A to the Loan Agreement is hereby deleted in its entirety.

         2.12 AMENDMENT OF DEFINED TERMS. Effective as of the Amendment Closing Date, the following defined terms are hereby added to Annex A to the Loan Agreement in appropriate alphabetical order:

                  ""DEBT GOAL" has the meaning assigned to it in Section 6.3.8."

                  ""DESIGNATED QUARTER" has the meaning assigned to it in
                  Section 6.3.8."

                  ""MONTHLY EXCESS CASH FLOW" means the amount of Excess Cash Flow generated in any one of the three fiscal months referred to in Section 6.3.8."

                  ""SPECIAL DISTRIBUTION" has the meaning assigned to it in
                  Section 6.3.8."

         2.13 AMENDMENT OF DEFINED TERM "RIG CONSTRUCTION RESERVE AMOUNT". Effective as of the Amendment Closing Date, the defined term "Rig Construction Reserve Amount" included in Annex A to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  ""RIG CONSTRUCTION RESERVE AMOUNT" means an amount equal to $146,000,000 less the cumulative amount of Capital Expenditures listed on the Monthly Compliance Schedule for the period April 1, 2006 through December 31, 2006."

         2.14 AMENDMENT OF DEFINED TERM "WORKING CAPITAL". Effective as of the Amendment Closing Date, the defined term "Working Capital" included in Annex A to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  ""WORKING CAPITAL" means, as to any Person, for any date of determination, the current assets (excluding cash and cash equivalents) of such Person and its consolidated Subsidiaries minus the current liabilities (excluding (i) the current portion of Indebtedness for borrowed money having a maturity of longer than one year from the date of determination and
                  (ii) short term Indebtedness for borrowed money) of such Person and its consolidated Subsidiaries.

         2.15 DELETION AND REPLACEMENT OF EXHIBIT A. Effective as of the Amendment Closing Date, Exhibit A to the Loan Agreement is hereby deleted and replaced in its entirety with Annex 1 hereto.

         2.16 DELETION AND REPLACEMENT OF EXHIBIT H. Effective as of the Amendment Closing Date, Exhibit H to the Loan Agreement is hereby deleted and replaced in its entirety with Annex 2 hereto.

         2.17 DELETION AND REPLACEMENT OF EXHIBIT I. Effective as of the Amendment Closing Date, Exhibit I to the Loan Agreement is hereby deleted and replaced in its entirety with Annex 3 hereto.

         2.18 DELETION AND REPLACEMENT OF SCHEDULE 6.3.5. Effective as of the Amendment Closing Date, Schedule 6.3.5 to the Loan Agreement is hereby deleted and replaced in its entirety with Annex 4 hereto.

                                   ARTICLE III
                                   CONDITIONS

         3.01 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

                  (a) Lender shall have received this Amendment, duly executed by Borrower and Lender, in form and substance acceptable to Lender.

                  (b) Lender shall have received an Amended and Restated Promissory Note in the principal amount of $126,000,000 duly executed by Borrower, in form and substance acceptable to Lender.

                  (c) After giving effect to this Amendment, the representations and warranties contained herein, in the Loan Agreement and the other Loan Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date as if made on and as of such date).

                  (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

                  (e) Lender shall have received such other documents, instruments and agreements reasonably required by Lender to be executed in connection with this Amendment.

                  (f) Lender shall have received a legal opinion from Borrower's counsel in form and substance satisfactory to Lender which shall cover such matters incident to the transactions contemplated by this Amendment.

                  (g) Borrower shall pay Lender in full all amounts owing to Lender in respect of Delinquent Interest Payments (as defined below).


                                   ARTICLE IV
         ACKNOWLEDGEMENT, RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.01 WAIVER. Lender hereby waives any Default resulting or otherwise arising solely from Borrower's failure to make any interest payments required under Section 2.5.3 of the Credit Agreement that were due and payable prior to the Amendment Closing Date (collectively, "DELINQUENT INTEREST PAYMENTS").

         4.02 ACKNOWLEDGEMENT. Borrower acknowledges that, as of the Amendment Closing Date, Lender has made $53,086,411 in aggregate principal amount of Term Loans to Borrower, and that this Amendment is in no way intended to constitute a novation of the obligations and liabilities of Borrower under the Loan Agreement (as in effect prior to the Amendment Closing Date) or evidence payment of all or any portion of the Term Loans outstanding immediately prior to the Amendment Closing Date.

         4.03 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         4.04 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite limited liability company action on the part of Borrower and will not violate the Limited Liability Company Agreement of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date as if made on and as of such date); (c) after giving effect to this Amendment, no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         5.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other documents executed pursuant hereto.

         5.02 REFERENCE TO LOAN AGREEMENT AND LOAN. Each of the Loan Agreement and the other Loan Documents, and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan

Agreement and/or the Loan shall mean a reference to the Loan Agreement and/or the Loan, as amended hereby.

         5.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other documents executed pursuant hereto, including, without limitation, the costs and fees of Lender's legal counsel.

         5.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         5.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be equally effective as delivery of a manually executed counterpart of this Amendment.

         5.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         5.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.09 APPLICABLE LAW. This Amendment and all other documents executed in connection herewith shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions that would result in the application of the laws of a different jurisdiction.

         5.10 INTEGRATED AGREEMENT. This Amendment, all other documents executed in connection herewith and the Annexes attached hereto constitute the entire agreement between the parties hereto, and there are no other agreements, understandings, representations or warranties regarding the Loan between the parties.

         5.11 THIRD PARTY BENEFICIARY. Nothing in this Amendment, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Amendment.

         5.12 WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT, THE LOAN AGREEMENT, THE LOAN, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.


                                     BORROWER:

                                     GOOBER DRILLING, LLC, a Delaware limited liability company

                                     By:
                                         ---------------------------------------
                                         Mike Brown
                                         Its President



                                     LENDER:

                                     LEUCADIA NATIONAL CORPORATION, a New York corporation

                                     By:
                                         ---------------------------------------
                                         Thomas E. Mara,
                                         Executive Vice President and Treasurer


















               [FIRST AMENDMENT TO LOAN AGREEMENT SIGNATURE PAGE]